UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 15, 2014

POWERSHARES DB US DOLLAR INDEX TRUST

(Registrant)

POWERSHARES DB US DOLLAR INDEX BULLISH FUND

POWERSHARES DB US DOLLAR INDEX BEARISH FUND

(Rule 140 Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB US Dollar Index Trust, Delaware	87-0778080 (Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33314, 001-33317, 011-33318

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to the Unaudited Financial Statements of DB Commodity Services LLC (“DBCS”) for the six-months ended June 30, 2014. DBCS is the Managing Owner of each of PowerShares DB US Dollar Index Trust, PowerShares DB US Dollar Index Bullish Fund and PowerShares DB US Dollar Index Bearish Fund. The DBCS Unaudited Financial Statements for the six-months ended June 30, 2014 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 99.1	Unaudited Financial Statements of DB Commodity Services LLC for the six-months ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Chief Financial Officer

PowerShares DB US Dollar Index Bullish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Chief Financial Officer

PowerShares DB US Dollar Index Bearish Fund, a series of PowerShares DB US Dollar Index Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Chief Financial Officer

Date: August 15, 2014